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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2000


                           LAKEHEAD PIPE LINE COMPANY,
                               LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




   DELAWARE                      333-59597                       39-1715851
(STATE OR OTHER           (COMMISSION FILE NO.)               (I.R.S. EMPLOYER
 JURISDICTION)                                               IDENTIFICATION NO.)




       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100


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ITEM 5.  OTHER EVENTS

         Lakehead Pipe Line Company, Limited Partnership, a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated November 16, 2000 (the "Underwriting Agreement"), among the Registrant, Lakehead Pipeline Partners, L.P., a Delaware limited partnership, Lakehead Pipe Line Company, Inc., a Delaware corporation and the general partner of the Registrant, and the underwriters named therein in connection with the Registrant's public offering of $100,000,000 aggregate principal amount of 7.9% Senior Notes due 2012 (the "2012 Notes") The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K.

         The Securities will be issued pursuant to the Registration Statement on Form S-3 (333-59597) and an indenture, dated September 15, 1998, relating to senior debt securities (the "Senior Indenture"), between the Registrant and The Chase Manhattan Bank as trustee, as will be supplemented by a Third Supplemental Indenture, to be dated as of November 21, 2000, relating to the 2012 Notes (the "Third Supplemental Indenture"). The Senior Indenture is included as Exhibit 4.1 and the form of Third Supplemental Indenture is included as Exhibit 4.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c) EXHIBITS

Exhibit No.          Description
-----------          -----------

1.1                  Underwriting Agreement, dated November 16, 1998, among the
                     Registrant, Lakehead Pipe Line Partners, L.P., Lakehead
                     Pipe Line Company, Inc. and the underwriters named therein.

4.1* Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to senior debt securities.

4.2 Form of Third Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as trustee, relating to the Registrant's 7.9% Senior Notes due 2012.

*                    Previously filed by Registrant on Current Report on Form
                     8-K dated September 28, 1998.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LAKEHEAD PIPE LINE COMPANY,
                                LIMITED PARTNERSHIP
                                       (Registrant)

                                By: Lakehead Pipe Line Company, Inc.
                                    as General Partner


                                    /s/ JODY L. BALKO
                                    --------------------------------------------
                                    Jody L. Balko
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)


Date: November 20, 2000


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

1.1                  Underwriting Agreement, dated November 16, 1998, among the
                     Registrant, Lakehead Pipe Line Partners, L.P., Lakehead
                     Pipe Line Company, Inc. and the underwriters named therein.

4.1* Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to senior debt securities.

4.2 Form of Third Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as trustee, relating to the Registrant's 7.9% Senior Notes due 2012.

*                    Previously filed by Registrant on Current Report on Form
                     8-K dated September 28, 1998.
